Shareholders' Equity	12 Months Ended
Dec. 31, 2024
Stockholders' Equity Note [Abstract]
Shareholders' Equity
Note 15 - Shareholders' Equity

The ordinary shares of the Company are traded on the Nasdaq Global Select Market, under the symbol "CRNT".

A.          General

The ordinary shares entitle their holders to receive notice to participate and vote in general meetings of the Company, the right to share in distributions upon liquidation of the Company, and to receive dividends, if declared.

B.          Stock options plans

1.
In 2003, the Company adopted a share option plan which has been extended or replaced from time to time. At December 2024, the plan that was in effect was the Amended and Restated Share Option and RSU Plan as amended on August 10, 2014 (the “Plan”). Under the Plan, options and RSUs were granted to officers, directors, employees and consultants of the Company or its subsidiaries. The options vest primarily over four years, subject to certain exceptions. The options expire between six to ten years from the date of grant. The Plan was extended to expire on December 31, 2024 and then expired. In 2024, the Company adopted a new share option plan, the 2024 Equity Incentive Plan, to replace the Plan (the “New Plan”). Under the New Plan, options and RSUs may be granted to officers, directors, employees and consultants of the Company or its subsidiaries. The options vest primarily over four years, subject to certain exceptions. The options expire six years from the date of grant.

The Company has reserved sufficient authorized but unissued Shares for purposes of the Plan and the New Plan (together the “Plans”) subject to adjustments as provided in the Plans.

2.	The following table summarizes the activities for the Company’s stock options for the year ended December 31, 2024:
	Year ended December 31, 2024
	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value
				$ thousands

Outstanding at beginning of year	5,625,482	2.71	3.66	300
Granted	1,047,103	2.72
Exercised	(2,088,940)	2.83
Forfeited or expired	(860,359)	3.24

Outstanding at end of the year	3,723,286	2.52	4.06	8,005

Options exercisable at end of the year	1,532,257	2.57	3.43	3,216

Vested and expected to vest	3,339,251	2.53	3.96	7,143

The weighted average fair value of options granted during 2024, 2023 and 2022 was $1.18, $1.02 and $1.32, respectively.

The intrinsic value of options exercised during the years ended December 31, 2024, 2023 and 2022 was $2,454 thousand, $6 thousand, and $117 thousand, respectively.

The following table summarizes the activities for the Company’s RSUs for the year ended December 31, 2024:

	Year ended December 31, 2024
	Number of RSUs	Weighted average fair value

Unvested at beginning of year	2,622,195	2.42
Granted	1,188,827	2.55
Vested	(885,664)	2.54
Forfeited	(202,316)	2.43

Unvested at end of the year	2,723,042	2.43

As of December 31, 2024, the total unrecognized estimated compensation cost related to non-vested stock options and RSUs granted prior to that date was $3,893 thousand, which is expected to be recognized over a weighted average period of approximately one year.

The total equity-based compensation expense related to all of the Company's equity-based awards, recognized for the years ended December 31, 2024, 2023 and 2022, was comprised as follows:

	Year ended December 31,
	2024	2023	2022
	$ thousands	$ thousands	$ thousands

Cost of revenues	495	482	587
Research and development, net	701	828	405
Sales and marketing	1,355	1,416	1,355
General and administrative	1,747	1,238	1,213

Total share-based compensation expenses	4,298	3,964	3,560

C.          Dividends

In the event that cash dividends are declared in the future, such dividends will be paid in NIS or in foreign currency subject to any statutory limitations. The Company does not intend to pay cash dividends in the foreseeable future.